Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report on Form 10-Q of L&L Acquisition Corp. (the “Company”) for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, John L. Shermyen, Chief Executive Officer of the Company, and Peter Schofield, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to our knowledge, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John L. Shermyen John L. Shermyen
Chief Executive Officer
(Principal Executive Officer)

/s/ Peter Schofield Peter Schofield
Chief Financial Officer
(Principal Financial Officer)
Date: May 13, 2011